SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): Sept. 18, 1995


                          The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut               1-5224              06-058860
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(203) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)











                             Page 1 of 5 pages
                    Exhibit Index is located on Page 4

     Item 5.   Other Events.


               1. On September 18, 1995, the Registrant issued a press release.

               Attached as Exhibit (20)(i) is a copy of the Registrant's press release. This Exhibit is incorporated herein by reference.



     Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.


          (c)  (20)(i)
                         Election, effective September 18, 1995,
                         of Paul W. Russo as Vice President
                         Strategy and Development.

                                 SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                                   THE STANLEY WORKS



Date: September 19, 1995           By:  Stephen S. Weddle
                                   Name:     Stephen S. Weddle
                                   Title:    Vice President,
                                             General Counsel
                                             and Secretary

                               EXHIBIT INDEX

                        Current Report on Form 8-K
                         Dated September 18, 1995



          Exhibit No.                                  Page

          (20)(i)                                        5

FOR IMMEDIATE RELEASE                                 September 18, 1995


                 STANLEY ANNOUNCES ELECTION OF NEW OFFICER

New Britain, Connecticut (NYSE:SWK)...Richard H. Ayers, Chairman and Chief Executive Officer of The Stanley Works today announced that the company's Board of Directors has elected Paul W. Russo to the newly created position of Vice President, Strategy and Development. Mr. Russo's election is effective September 18, 1995.

Mr. Ayers commented, "This is a new position at Stanley, created to help guide our planning and acquisition activities and our efforts to refocus priorities. Paul Russo has an impressive work and educational background that is perfectly suited to our needs.


"He is a graduate of the University of California at Berkeley and Harvard School of Business Administration. He is also a Certified Public Accountant. His range of work experience includes leadership roles in corporate restructuring, a strong background in acquisition strategies and a thorough understanding of strategic business planning. He is extremely well-suited to help Stanley achieve our goals of growing profitably to $4 billion in sales by 1999."

Before coming to Stanley, Mr. Russo had been Co-Chairman and Co-Chief Executive Officer of SV Corp., an international manufacturer of industrial valves headquartered in Massachusetts. SV Corp. was purchased in 1991 by Cornerstone Partners Limited, a company which Mr. Russo co-founded in 1988. Prior to 1988, Paul had been a partner at Bain & Company management consultants. At Bain, he developed and managed marketing, manufacturing and portfolio strategies which generated growth and improved profits for clients such as Burlington Industries, Dun & Bradstreet and Hershey Foods.

Mr. Russo, his wife Deborah, and their two children Christina and Alexander, will be relocating to Connecticut from Newton, Massachusetts in the near future.

The Stanley Works is a worldwide producer of tools, hardware and specialty hardware for home improvement, consumer, industrial and professional use.

                                ##########

CONTACT:  Patricia McLean
          Manager, Corporate Communications
          (203) 827-3833